SIGNATURES

                  KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard De Sanctis and Rosanne Holtzer, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                            /s/ John C. Richmond
                                                                John C. Richmond

                                   SIGNATURES

                  KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard De Sanctis and Rosanne Holtzer, and each of them, with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                           /s/ Marion R. Chertow
                                                               Marion R. Chertow

                                   SIGNATURES

                  KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard De Sanctis and Rosanne Holtzer, and each of them, with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                          /s/ Catherine S. Boone
                                                              Catherine S. Boone

                                   SIGNATURES


                  KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard De Sanctis and Rosanne Holtzer, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                            /s/ Howard G. Rifkin
                                                                Howard G. Rifkin

                                   SIGNATURES


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Richard De Sanctis and Rosanne Holtzer, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by Tax Exempt Proceeds Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                             /s/ Glenn S. Klocko
                                                                 Glenn S. Klocko